INVENTORIES	12 Months Ended
Dec. 31, 2014
INVENTORIES [Abstract]
INVENTORIES

NOTE 5:-   INVENTORIES

	December 31,
	2014	2013

Raw materials	$2,891	$3,833
Work in progress	2,394	2,157
Finished goods	1,366	808

	$6,651	$6,798

Write-offs of inventories for the years ended December 31, 2014, 2013 and 2012 amounted to $138, $313 and $72, respectively. The write-offs were due to slow-moving items and excess inventories and were recorded in cost of revenues.